PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2018
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

8. PROPERTY AND EQUIPMENT, NET

Property and equipment, net of accumulated depreciation, as of December 31, 2017 and 2018 consisted of the following:

	2017	2018	2018
	RUB	RUB	$
Servers and network equipment	34,165	49,570	713.4
Land, land rights and buildings	5,835	16,261	234.1
Infrastructure systems	7,621	8,753	126.0
Office furniture and equipment	2,090	3,585	51.6
Leasehold improvements	976	1,325	19.1
Other equipment	82	519	7.5
Assets not yet in use	694	1,435	20.7
Total	51,463	81,448	1,172.4
Less: accumulated depreciation	(30,292)	(41,708)	(600.4)
Total property and equipment, net	21,171	39,740	572.0

In December 2018, the Company purchased rights to a land plot in Moscow, Russia, from third parties. The Company has acquired the rights to the land and buildings, including the underlying long-term land leases from the Moscow City government related to the land plot for the total amount of approximately RUB 10,046  ($144.6). The Company intends to move its headquarters to this land plot.

Assets not yet in use primarily represent infrastructure systems, computer equipment and other assets under installation, including related prepayments, and comprise the cost of the assets and other direct costs applicable to purchase and installation. Leasehold improvements included in assets not yet in use amounted to RUB 32 and RUB 250  ($3.6) as of December 31, 2017 and 2018, respectively.

Depreciation expenses related to property and equipment for the years ended December 31, 2016, 2017 and 2018 amounted to RUB 7,655, RUB 9,131 and RUB 9,833  ($141.5), respectively.